Exhibit 10.40

First Amendment to LOAN Agreement

This FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is dated February 12, 2019 (the “Effective Date”) by and among THE ENTITIES LISTED ON SCHEDULE 1, each a Delaware limited liability company (jointly, severally and collectively, “Borrower”), KEYBANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “KeyBank”), and CITI REAL ESTATE FUNDING INC., a New York corporation (together with its successors and assigns, “Citi”, together with KeyBank, collectively, together with their respective successors and assigns, “Lender”).

RECITALS:

WHEREAS, Borrower and Lender are parties to that certain Loan Agreement (the “Loan Agreement”), dated as of January 24, 2019, pursuant to which Lender agreed, subject to the terms and conditions set forth in the Loan Agreement, to make a loan to Borrower in the original principal amount of $180,000,000.00 (“Loan”), as provided in the Loan Agreement.  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

WHEREAS, the parties to the Loan Agreement desire to amend the Loan Agreement as set forth hereinbelow.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

AGREEMENT

1.Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

(a)The definition of “Spread” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Spread” shall mean (i) prior to the date the Loan is divided into two or more Components, 2.4958333333% per annum, and (ii) from and after the date the Loan is divided into two or more Components, with respect to each Component, the Component Spread applicable to such Component set forth in the Componentization Notice in accordance with and subject to the provisions of Section 13.6(B).

2.Effect Upon Loan Documents.

(a)The Loan Agreement and the other Loan Documents shall remain in full force and effect and, except as specifically set forth herein, shall remain unmodified.  All references to “Loan Agreement” in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

3.Governing Law.  IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AMENDMENT AND THE NOTE, AND THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

4.Parties Bound/Execution.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.  Each party represents that any individual executing this Amendment on behalf of such party has the authority to so act on behalf of such party.

5.Invalid Provision.  If any provision of this Amendment is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of the Amendment, such provision shall be fully severable and this Amendment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Amendment and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Amendment, unless such continued effectiveness of this Amendment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

6.Counterparts.  This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first set forth above.

BORROWER:

SSGT 1001 TOLLGATE RD, LLC

SSGT 1111 W GLADSTONE ST, LLC

SSGT 1302 MARQUETTE DR, LLC

SSGT 1671 NORTHPARK DR, LLC

SSGT 4349 S JONES BLVD, LLC

SSGT 4866 E RUSSELL RD, LLC

SSGT 7211 ARLINGTON AVE, LLC

SSGT 7760 LORRAINE AVE, LLC

SSGT 8239 BROADWAY ST, LLC

SST II 10451 NW 33RD ST, LLC

SST II 120 CENTREWEST CT, LLC

SST II 1325 BENDEN WAY, LLC

SST II 1341 S STATE RD 7, LLC

SST II 1401 ENTERPRISE ST, LLC

SST II 150 AIRPORT BLVD, LLC

SST II 1597 MARKET ST, LLC

SST II 1840 VICTORIA ST, LLC

SST II 1880 WILLIAMSBURG PIKE, LLC

SST II 1900 BELLBROOK AVE, LLC

SST II 21 KINGS CHAPEL DR, LLC

SST II 4950 WESTERN AVE, LLC

SST II 5012 NEW BERN AVE, LLC

SST II 5200 COLISEUM WAY, LLC

SST II 525 SW SOUTH MACEDO BLVD, LLC

SST II 660 GARDEN HWY, LLC

SST II 6950 S GARTRELL RD, LLC

SST II 700 RUSSELL RD, LLC

SST II 7755 PRESERVE LN, LLC

SST II ROSSVILLE BLVD, LLC

each a Delaware limited liability company

By: Strategic Storage Trust II, Inc., a Maryland corporation, its Manager

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

First Amendment to Loan Agreement

SST II TRS MORTGAGE, LLC,

a Delaware limited liability company

By: Strategic Storage TRS II, Inc,
a Delaware corporation, its Manager

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

SSGT TRS MORTGAGE, LLC,

a Delaware limited liability company

By: SS Growth TRS, Inc.,
a Delaware corporation, its Manager

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

[Signature Pages Continue]

First Amendment to Loan Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Cynthia Milioto
Name:	Cynthia Milioto
Title:	Vice President

CITI REAL ESTATE FUNDING INC.,
a New York corporation

By:	/s/ Harry Kramer
Name:	Harry Kramer
Title:	Vice President

First Amendment to Loan Agreement

SCHEDULE I

BORROWER LIST

SSGT 1001 Tollgate RD, LLC

SSGT 1111 W Gladstone ST, LLC

SSGT 1302 Marquette DR, LLC

SSGT 1671 Northpark Dr, LLC

SSGT 4349 S Jones BLVD, LLC

SSGT 4866 E Russell RD, LLC

SSGT 7211 Arlington AVE, LLC

SSGT 7760 Lorraine AVE, LLC

SSGT 8239 Broadway St, LLC

SST II 10451 NW 33rd St, LLC

SST II 120 Centrewest CT, LLC

SST II 1325 Benden Way, LLC

SST II 1341 S State Rd 7, LLC

SST II 1401 Enterprise ST, LLC

SST II 150 Airport BLVD, LLC

SST II 1597 Market St, LLC

SST II 1840 Victoria St, LLC

SST II 1880 Williamsburg Pike, LLC

SST II 1900 Bellbrook Ave, LLC

SST II 21 Kings Chapel Dr, LLC

SST II 4950 Western Ave, LLC

SST II 5012 New Bern AVE, LLC

SST II 5200 Coliseum Way, LLC

SST II 525 SW South Macedo Blvd, LLC

SST II 660 Garden Hwy, LLC

SST II 6950 S Gartrell Rd, LLC

SST II 700 Russell Rd, LLC

SST II 7755 Preserve Ln, LLC

SST II Rossville Blvd, LLC
SST II TRS Mortgage, LLC
SSGT TRS Mortgage, LLC

CONSENT AND RATIFICATION OF GUARANTOR

The undersigned, as Guarantor under that certain Guaranty Agreement and that certain Environmental Indemnity Agreement, each dated as of January 24, 2019 (collectively, the “Guaranty Documents”) hereby unconditionally and irrevocably:  (a) consents to the execution and delivery of, and performance under, the First Amendment to Loan Agreement to which this consent is attached (the “Amendment”); (b) affirms its obligations under the Guaranty Documents to which it is a party; and (c) agrees that the execution and delivery of the Amendment shall not operate to release, discharge, serve as a defense to, or in any way alter or amend the obligations of the undersigned under the Guaranty Documents as to which it is a party, except as may specifically be amended or modified pursuant to the Amendment.

Executed as of February ____, 2019.

STRATEGIC STORAGE TRUST II, INC.,

a Maryland corporation

By: /s/ Michael S. McClure

Name: Michael S. McClure

Title: President